DEF 14C

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                       DEFINITIVE SCHEDULE 14C INFORMATION
                  INFORMATION STATEMENT PURSUANT TO SECTION 14C


                    OF THE SECURITIES EXCHANGE ACT OF 1934

                          Check the appropriate box:

                     [ ]  Preliminary Information Statement

      [ ]  Confidential, for Use of the Commission Only (as permitted by

                               Rule 14(a)-6(e)(2))

                     [X]  Definitive Information Statement



              NORTH AMERICAN GAMING AND ENTERTAINMENT CORPORATION
	      ----------------------------------------------------
              (Name of the Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No  Fee  Required

[ ]  Fee Computed on table below per Exchange Act Rules 14a-

     6(I)(4) and 0-11.



1.   Title  of  each  class  of  securities  to  which  transaction  applies:




2.   Aggregate  number  of  securities  to  which  transaction  applies:




3.    Per   unit   price  or  other  underlying  value  of transaction computed pursuant

   to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):




4.   Proposed  aggregate  offering  price:




5.   Total  fee  paid:




[ ]Fee  paid  previously  with  preliminary  materials.

[ ]Check  box  is any part of the fee is offset as provided   by   Exchange Act

   Rule   0-11(a)(2)  and  identify the filing for which the offsetting fee was
   paid  previously.   Identify  the  previous filing by registration statement
   number,  or  the  Form  or  Schedule  and  the  date  of  its  filing.



1.   Amount  previously  paid:




2.   Form,  schedule,  or  registration  statement  number:




3.   Filing  party:




   1. Date  filed:




Notes:


CAUTIONARY STATEMENT ON FORWARD-LOOKING INFORMATION


This Information Statement on Schedule 14C contains certain forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about plans and objectives of management, potential acquisitions and market growth and opportunity. These forward-looking statements are neither promises nor guarantees and involve risks and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. You should not expect that these forward -looking statements will be updated or supplemented as a result of changing circumstances or otherwise, and we disavow and disclaim an obligation to do so.



TO THE SHAREHOLDERS OF
NORTH AMERICAN GAMING AND ENTERTAINMENT CORPORATION:


NORTH AMERICAN GAMING AND ENTERTAINMENT CORPORATION


FIFTH FLOOR, HIGH-TECH MANSION, GAOXIN ROAD,


HI-TECH ZONE, XI'AN P. R. CHINA


NOTICE OF ACTION BY STOCKHOLDERS


TO BE TAKEN ON OCTOBER ____, 2008


To the Stockholders of North American Gaming and Entertainment Corporation:


This Information Statement is furnished to the stockholders of North American Gaming And Entertainment Corporation, a Delaware corporation (the Company), in connection with the following corporate action approved by the Board of Directors of the Company:


         1) Re-domicile the corporation from the state of Delaware to the state of Nevada


         2) Adopt and effect a plan of merger between the Company and a newly created Nevada corporation under the name "China Changjiang Mining & New Energy Co., Ltd." to complete the re-domicile to Nevada.


THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.


Your vote or consent is not requested or required to approve the above amendments to the Company's certificate of incorporation. This Information Statement is provided solely for your information. On September 19, 2008 the holders of a majority of the 500,000 shares of our series C convertible preferred stock, (which represent approximately 96% of all shares entitled to vote on these matters), will execute a written consent in favor of all the proposals described herein. Under federal law, these proposals will not be effected until at least 20 days after this Information Statement has been sent to stockholders and notice of the action taken has been delivered to the Company at its principal place of business.


Only stockholders of record at the close of business on October 19, 2008 will receive this information statement. The Company is not soliciting proxies.


By Order of the Board of Directors





_____________________________


Chen Weidong, President & Director


October 19, 2008


INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

      This Information Statement is first being electronically notified to shareholders of record as of October 19, 2008, of the outstanding common stock, $.001 par value per share (the "Common Stock") of North American Gaming and Entertainment Corporation, a Delaware corporation (the "Company"), as of the close of business on October 30, 2008 (the "Record Date"), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This Information Statement relates to a written consent in lieu of a meeting, dated September ___ 2008, (the "Written Consent") of shareholders of the Company owning at least a majority of the outstanding shares of Common Stock as of the Record Date (the "Majority Shareholders").
 Except as otherwise indicated by the context, references in this information statement to "Company," "we," "us," or "our" are references to North American Gaming and Entertainment Corporation

      The Written Consent approves a change in the state of incorporation of the Company from Delaware to Nevada by merging the Company with and into a newly formed Nevada corporation (the "Reincorporation"), pursuant to an agreement and plan of merger (the "Plan of Merger"), in connection with which the Articles of Incorporation and Bylaws of the Nevada corporation shall become the Articles of Incorporation and Bylaws of the Company.

      The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and is sufficient under the Delaware Revised Statutes and the Company's Bylaws to approve the Plan and the Reincorporation. Accordingly, the Plan and the Reincorporation are not presently being submitted to the Company's other shareholders for a vote. The Plan is effective as of September 30, 2008, the date it was approved by our Board of Directors, and the Reincorporation will become effective following the filing of Articles of Merger with the Nevada Secretary of State and Delaware Secretary of State.

      This is not a notice of a meeting of shareholders and no shareholders' meeting will be held to consider the matters described herein. This Information Statement is being furnished to you solely for the purpose of informing shareholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

By Order of the Board of Directors,

Chen Wei Dong,  President
Xi'An, Shaanxi Province, PRC
September 19, 2008



North American Gaming and Entertainment Corporation
Fifth Floor, High-Tech Mansion, Gaoxin Road,
Xi'An, Shaanxi Province 710075


GENERAL INFORMATION

      This Information Statement is being first electronically furnished on or about October 19, 2008, to shareholders of the Company by the board of directors to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Shareholders.

      Only one copy of this Information Statement is being delivered to two or more shareholders who share an address unless we have received contrary instruction from one or more of such shareholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company's executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY SHAREHOLDERS.

      The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

      AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

      Under the Delaware Revised Statutes and the Company's Bylaws, any action that can be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. The approval of the Plan and the Reincorporation requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock. Each shareholder is entitled to one vote per share of Common Stock on any matter which may properly come before the shareholders. On the Record Date, the Company had 500,000 preferred shares eligible to vote that carry the right to 1,218 votes per share 3and 3,216,058 shares of Common Stock issued and outstanding with he holders thereof being entitled to cast one vote per share.

      On September 19, 2008, our board of directors (the "Board of Directors") adopted resolutions approving the Plan and adopted resolutions approving the Reincorporation.

      Our Board of Directors believes that the Plan will help us to reduce our potential state franchise tax exposure, attract and retain the best available personnel for positions of substantial responsibility, provide additional incentive to our employees, directors and consultants, and promote the success of our business. Our Board of Directors believes that the change in our state of incorporation is desirable because it will result in the Company being incorporated in a state with a widely recognized body of corporate law and no state income tax.

CONSENTING STOCKHOLDERS

      On September 19, 2008, the following majority shareholders, each of whom also serve on the Board of Directors, approved in writing the Plan and the Reincorporation.

SHAREHOLDER:                        NUMBER OF SHARES              PERCENTAGE


ZHANG HONG JUN                           35,174,152                  57.8%
WANG SHENG LI                             7,442,558                 12.23%
LI PING                                   6,079,408                  9.99%
TIAN HAI LONG                             6,079,408                  9.99%




      Accordingly, the Company has obtained all necessary corporate approvals in connection with the adoption of the Plan and the Reincorporation. The Company is not seeking written consent from any other shareholders, and the other shareholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising shareholders of the action taken by written consent and giving shareholders notice of such actions taken as required by the Exchange Act.

      The Plan is effective as of September 19, 2008, the date it was approved by our Board of Directors. The Company has executed the Plan of Merger and will file Articles of Merger with the Secretary of State of Nevada and the Secretary of State of Delaware to effect the Reincorporation. Our Board of Directors has fixed October 30, 2008 (or as soon thereafter as practical) as the effective date of the Reincorporation (the "Effective Date").


This Information Statement is furnished in connection with an Annual Meeting of Stockholders called by the Board of Directors and the accompanying Notice of Annual Meeting will be first mailed or given to Changjiang 's stockholders on or about September 16, 2008.

For more information please refer to the Quarterly Report on Form 10-Q and the Annual Report on Form 10-KSB. If there are any questions or any further information is required with respect to the meeting and the transactions contemplated thereby, please contact us.


   (The remainder of this page purposely left blank.)





BACKGROUND  INFORMATION

This  Information Statement is furnished by the Board  of  Directors  of  North
American   Gaming   and  Entertainment  Corporation,   a  Delaware  corporation
("Company"), to the holders  of record at the close of  business on  October 15
2008 ("Record Date") of the Company's  outstanding  common  stock,   par  value
$0.001  per  share  ("Common Stock",) pursuant to Rule 14c-2 promulgated  under the  Securities  Exchange Act of 1934, as amended ("Exchange Act").

On   September 19, 2008, the Company's Board of Directors unanimously approved, and the  Company  has  received  the  written  consent  of  a  majority  of the outstanding  shares of  common stock of the Company, for the following actions:
approve an Agreement  and  Plan  of  Merger  by and between the Company and the
newly  incorporated  North  American  Gaming and Entertainment  Corporation   a
Nevada  corporation.

The  filing  of  Articles  of  Merger,   which   will effect the re-domicile of
the Company  to  Nevada with the Nevada Secretary  of  State,  will not be done until a date  which  is  at  least  twenty  (20)  days  after the  filing  of a
Definitive   Information   Statement   with   the   Securities   and   Exchange
Commission and  its mailing  to  all  shareholders  of  record  from  whom  the
Company did not seek  consent. This  Information Statement will be mailed on or about October 30, 2008 to all  such  shareholders.


CHANGE IN OUR STATE OF INCORPORATION
FROM DELAWARE TO NEVADA

      On September 19, 2008, our Board of Directors adopted resolutions, subject to shareholder approval, to change the Company's state of incorporation from Delaware to Nevada. In order to accomplish the change in the state of incorporation, the Company will merge with and into a corporation which has been incorporated in Nevada specifically for that purpose under the name
"CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD." ("Changjiang"). Pursuant to the terms of the Plan of Merger, Changjiang will be the surviving corporation and the issued and outstanding shares of the Company's Common Stock will automatically be converted into shares of Changjiang common stock at the rate of one share of Changjiang common stock for each one share of the Company's
Common Stock.  The form of the Plan of Merger of is attached hereto as Appendix
A. Upon completion of the merger, the Articles of Incorporation and Bylaws of Changjiang will become the governing instruments of the Company and will differ in several respects from the current Articles of Incorporation and Bylaws of the Company, as more thoroughly discussed below.

REASONS FOR THE REINCORPORATION

      Nevada  is  a  nationally-recognized  leader in adopting and implementing comprehensive and flexible corporation laws that  are  frequently  revised  and updated  to  accommodate  changing  legal  and business needs.  In light of the
Company's growth, our Board of Directors believes that it will be beneficial to the Company and its shareholders to obtain the benefits of Nevada's corporation
laws.   Both Delaware and  Nevada courts have developed considerable  expertise in  dealing  with corporate  legal  issues  and  have  produced  a  substantial body of case law construing corporation laws.  To the extent that there  is  no contradictory Nevada precedent, Nevada courts follow Delaware law.  Because the judicial system is based largely on legal precedents,  the  abundance of Nevada case law should  serve  to  enhance the relative clarity and predictability  of many  areas of corporation law, and allow our Board of Directors and management to make business decisions and  take  corporate  actions with greater assurance as to the  validity  and consequences of such decisions and actions.

CERTAIN EFFECTS OF THE CHANGE IN STATE OF INCORPORATION

      The Reincorporation will effect a change in the Company's legal domicile;
however, the Reincorporation will not  result  in  any  change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees,  assets, liabilities or net worth (other than as  a  result  of  the
costs incident  to  the  Reincorporation,  which  are  immaterial).    Upon the
effective  time  of  the  Reincorporation,  each shareholder's shares of Common
Stock will be converted into an equivalent number  of shares of common stock of
Chang Jiang.

      As  previously  noted,  the  Articles  of  Incorporation  and  Bylaws  of
Changjiang  will  be  the  governing instruments of the  surviving  corporation following the merger with the  Company,  resulting  in several changes from the
current  Articles of Incorporation and Bylaws of the Company.   Some  of  these
changes are  purely  procedural  in  nature, such as a change in the registered office and agent of the Company from an  office  and  agent  in  Delaware to an office  and  agent  in  Nevada.  Some changes, however, will be substantive  in nature.  There are also material  differences  between  the  Delaware  Act  and
Nevada  corporation  laws.   Certain  substantive  changes  to  the Articles of
Incorporation  and  Bylaws of the Company, as well as the material  differences between Delaware and  Nevada  law  are  discussed  below.

      Immediately following the Merger, the current Board of Directors and Officers will continue in their respective positions and responsibilities as the Board of Directors and Officers of Chang Jiang.

      As disclosed in more detail under the heading "Anti-Takeover Effects of Certain Provisions of Nevada Law and Our Articles of Incorporation and Bylaws" below, certain provisions of Changjiang Articles of Incorporation and Bylaws and applicable provisions of the Nevada Revised Statutes may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of our Company or changing our Board and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in our Company's control or in our management

Changes to Articles of Incorporation


      Limited Liability of Directors.

      The Articles of Incorporation of Changjiang limit the liability of the Company's directors to the maximum extent permitted by Nevada law. As a result, a director will have no personal liability to the Company or its shareholders for damages for breach of fiduciary duty as a director or officer, except for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (b) the payment of distributions in violation of section 78.300 of the Nevada Revised Statutes. The Company's current Articles of Incorporation do not contain any provision limiting the liability of the Company's directors under Delaware law. Our Board of Directors has determined that it is in the best interest of the Company to provide such indemnification of our directors and officers under certain circumstances in order to attract and retain superior candidates for these positions. We understand, however, that insofar as indemnification by us for liabilities arising under the Exchange Act may be permitted to our directors, officers and controlling persons pursuant to provisions of Chang Jiang's Articles of Incorporation and Bylaws, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission (the "SEC"), such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Exchange Act and will be governed by the final adjudication of such issue.


Change from Delaware Law to Nevada Law

      As a result of the reincorporation, the Company will now be governed by Nevada corporation laws. The following chart summarizes all of the material differences between the Delaware General Corporations Laws , Title 8, 76 Del.
Laws, c. 421, 8 Delaware Code, Section 101 et. seq. ("DCGL") and Nevada corporation laws found in the Nevada Revised Statutes, chapter 78, Nevada
Revised Statutes, Section 78.010 et. seq. ("NRS").


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DELAWARE                                                NEVADA


STANDARD OF CONDUCT FOR DIRECTORS

Under  the DGCL,  directors  have  a  fiduciary		In   Nevada,   a   corporation's
relationship  to  their  corporation  and   its		breached. Directors can  be held
shareholders  and,  as such,  are  required  to		accountable  to the shareholders
discharge their duties as a  director  in  good		if they fail to properly fulfill
faith   directors  are  held accountable and in		their  duties or  otherwise  act
a manner the person reasonably  believed  to be		against  the  interests  of  the
in or not opposed to the best interests of   to		corporation.
use  "reasonable   business the corporation, In
discharging  his or  her duties, a director may		In order to fulfill their duties
consider such  factors  as the   judgment"   in		to     the    corporation    and
directing    and   director   deems   relevant,		shareholders,    directors   are
including the long-term prospects and interests		bound to use reasonable care and
of   the   corporation   and   overseeing   the		business     judgment.     Their
activities  of   the  its  shareholders.   With		performance will  be  based upon
respect to  any  criminal action or proceeding,		what   a  prudent  person  would
Directors will be deemed corporation. They have		decide under  the circumstances.
fiduciary to have discharged their standard  of		Their    decisions     do    not
conduct  under  if they had no reasonable cause		necessarily need to pan  out  to
to  believe   obligations   which   cannot   be		be  successful, as long as their
the person's conduct was unlawful.                      business judgment was reasonable
                                                        under  the  circumstances at the
                                                        was made.

                                                        Directors    must    make    all
                                                        decisions  in the best  interest
                                                        of the corporation and not based
                                                        upon their own self interests or
                                                        the interests  of other parties.
                                                        Directors    generally    cannot
                                                        personally   profit    to    the
                                                        detriment  of  the  corporation.
                                                         In   any   situation  where   a
                                                        director   stands   to   benefit
                                                        personally,  full  disclosure of
                                                        this personal benefit  should be
                                                        made prior to the making of such
                                                        decisions. Transactions  where a
                                                        director    stands    to    gain
                                                        personally  are  not necessarily
                                                        invalid, but will  be  specially
                                                        scrutinized for fairness  to the
                                                        corporation   and  to  determine
                                                        whether the director's  personal
                                                        interests      were     properly
                                                        disclosed prior to the making of
                                                        the relevant decision.

                                                        Under NRS 78-138  a director can
                                                        be     accountable     to    the
                                                        corporation   if   his   act  or
                                                        failure  to  act  constituted  a
                                                        breach  of his fiduciary  duties
                                                        as a director  or  officer;  and
                                                        his   breach   of  those  duties
                                                        involved intentional misconduct,
                                                        fraud or a knowing  violation of
                                                        law.

DIVIDENDS AND OTHER DISTRIBUTIONS

Under Section 170 of the  DGCL,  a  corporation		Section   78-288   of  the   NRS
may make  a  distribution,  may   declare   and		prohibits    distributions    to
pay  dividends upon  the  shares of its capital		stockholders      when       the
stock out of its capital surplus or,  if  there		istributions  would  (i) render
is no surplus, out of its net  profits  for the  	the  corporation unable  to  pay
fiscal year in which the dividend  is  declared	  	its debts  as they become due in
and/or the preceding fiscal year.  Section  173		the usual course of business and
limits  the  distributions  to  prevent Article		(ii)  render  the  corporation's
V of the   DGCL  prohibits  distributions which		total assets  less  than the sum
after giving effect to the  distribution:   the		of  its  total liabilities  plus
corporation    would not be able   to  pay  its		the amount  that would be needed
debts as they come due in the usual  course  of		to   satisfy  the   preferential
business; or the corporation's assets would  be		rights   upon   dissolution   of
less  than the sum of  its  total  liabilities.		stockholders  whose preferential
Under  the   Section  160  of   the   DGCL,   a		rights  are  superior  to  those
corporation's  redemption  of  its  own  common		receiving the distribution.
stock is deemed a distribution.


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DELAWARE           NEVADA

LIMITATION OF LIABILITY

-----------------------------------------------		--------------------------------
							Under Section  78.138  of  the  NRS,  unless  the
Section   141(e)   of   the   DGCL    generally 	articles   of   incorporation   or  an  amendment
provides that a director of  a  corporation  be		provide   for  greater  individual  liability,  a
fully protected in relying in good  faith  upon		director or officer is not individually liable to
the   records   of  the  corporation  and  upon		the   corporation   or   its   stockholders    or
such   information,   opinions,   reports    or		creditors for any damages as a  result   of   any
statements presented  to  the  corporation   by		act or failure to act in  his   capacity   as   a
any   of    the   corporation's   officers   or		director or officer unless it is proven  that (a)
employee's,   or  committees  of  the  board of		His act or failure to act  constituted  a  breach
directors,   or  by  any  other  person  as  to		of his   fiduciary   duties  as  a  director   or
matters   the   member   reasonably    believes		officer;   and   (b)  His  breach of those duties
are within such  other  person's   professional		involved intentional  misconduct,  fraud   or   a
or   expert   competence   and  who  has   been		knowing violation of law.
selected   with   reasonable  care  by   or  on
behalf of the corporation.				Under   Section    78.747    of   the  NRS,    no
							stockholder,    director    or   officer   of   a
							corporation is individually liable  for  a   debt
							or liability  of  the  corporation,  unless   the
							stockholder,   director  or  officer  acts as the
							alter ego of the corporation.


Indemnification

Section 145 of the D GCL   gnerally   provides		Section    78-7502    of    the    NRS    permits
that a director  of  a  corporation   is   not		discretionary            and            mandatory
personally liable for  monetary   damages   to		indemnification   of    officers,      directors,
the corporation or   other   person   if   the		employees and agents  if  they  are   not  liable
person acted in good   faith  and in  a manner		(as set forth in  the  limitations  of  liability
the person reasonably believed to be   in   or		above) or acted in good faith  and  in  a  manner
not opposed to  the  best  interests  of   the 		which he reasonably believed  to  be  in  or  not
corporation,  and,   with   respect   to   any		opposed   to   the   best   interests   of    the
criminal  action   or   proceeding,   had   no		corporation,    and,    with   respect   to   any
reasonable   cause   to   believe the person's		criminal    action    or    proceeding,   had  no
conduct was unlawful.					reasonable cause to believe  his   conduct    was
							unlawful.  In   suits  that  are not brough by or
Indemnification    is   permissible   for   any		in   the   right   of the corporation, Nevada law
actions or  claims  actually   and   reasonably		permits     a    corporation    to      indemnify
incurred by the person  in    connection   with		directors, officers, employees  and  agents   for
the defense or settlement  of  such  action  or		attoryney's     fees     and   other    expenses,
suit if the person acted  in good faith and in a	judgements and   amounts  paid   in   settlement.
manner  the  person   reasonably  believed   to		The  person   seeking   indemnity   may   recover
be in or not opposed to the best  interests  of		as   long   as   he   acted   in   good faith and
the   corporation    and    except   that    no	 	believed his actions were  either  in  the   best
indemnification  shall be made in   respect  of		interests   of   or   not   opposed  to  the best
any  claim, issue or matter as to  which   such		interests of the  corporation.   Similarly,   the
person  shall have been adjudged to  be  liable		person   seeking   indemnification    must    not
to the  corporation  unless  and  only  to  the		have had any reason  to   believe   his   conduct
extent that the  Court  of  Chancery   or   the		was unlawful.
court  in  which  such  action   or  suit   was
brought   shall   determine   upon  application		In   derivative   suits,   a    coporation    may
that, despite the adjudication of  liability but	indemnify its agents  for   expenses   that   the
in view of all the circumstances of   the  case,	person   actually   and   reasonably incurred.  A
such person is fairly and  reasonably  entitled		corporation may not   indemnify   a   person   if
to indemnify   for  such  expenses   which  the		the   person   was   adjudged to be liable to the
Court of Chancery  or such  other  court  shall		corporation unless a court otherwise orders.
deem proper.

							No    corporation    may    indemnify   a   party
							unless   it   makes    a    determination    that
							indemnification   is   proper.   The  corporation
							through    its   stockholders,   directors     or
							independent    counsel    must   only   determine
							that the indemnification is proper.

							Nevada lawdoes   not   require    employees    to
							give   the    undertaking.    Nevada    precludes
							liability limitation for acts  or  omissions  not
							in good   faith    or    involving    intentional
							misconduct   and   for   paying    dividends   or
							repurchasing   stock    out   of    other    than
							lawfully available funds.

Amendment to Articles of Incorporation


Section 242 of the DGCL generally     requires		Nevada law  requires   the   approval   of   the
that   the   board  of   directors   adopt   a		holders   of   a   majority  of  all outstanding
resolution   setting   forth   the   amendment		shares entitled to vote  (with,  in  each  case,
proposed,   declaring its advisability, and of		each  stockhlder  being  entitled  to  one  vote
the shareholders. At the meeting  a  vote   of		for  each  share  so  held)  to approve proposed
the stockholders entitled to   vote    thereon		amendments to a corporation's charter.
shall be taken for and against  the   proposed
amendment. The holders of   the    outstanding		Nevada  law   does   not   require   stockholder
shares of a class are entitled to  vote  as  a		approval  for  the  board  of  directors  of   a
class upon a   proposed   amendment   if   the		corporation    to   fix   the   voting   powers,
amendment   would   increase   or decrease the		designation,      preferences,      limitations,
aggregate number  of  authorized   shares   of		restrictions and rights  of  a  class  of  stock
such class,  increase   or   decrease  the par		provided  that   the    corporation's    charter
value of the shares of such class, or alter or		documents   grant  such   power  to its board of
change the powers,  preferences,  or   special		directors. The  holders   of   the   outstanding
rights of the shares  of  such  class so as to		shares of a particular class are   entitled   to
affect them adversely.					vote as a class on  a   proposed   amendment  if
							the amendment  would   alter   or   change   the
							power,  preferences  or  special  rights  of one
							or more series of any class so  to  affect  them
							adversely.


Corporate Opportunity

Delaware        law          prohibits			A director breaches her duty of   loyalty   to
usurpation      of       opportunities			the corporation if  the   director   takes   a
available   to   the   corporation  by			business  opportunity  that  is   within   the
agents, but gives authority   to   the			scope  of    the    corporation's    potential
non-interested    members    of    the			business  for   himself  or  presents  it   to
Board to authorize  or   ratify   such			another   party   without  first  giving   the
actions.   Section   144   of the DGCL			corporation an opportunity to fairly  consider
provides    that   a    contract    or			the    business    opportunity.    All    such
transaction  between   a   corporation			opportunities should be  presented   first  to
and 1 or more of it's   directors   or			the corporation and fully considered.
officers,  or   their   affiliates  or
between a  corporation  shall  not  be			NRS   78-140  provides  that,  a  contract  or
void or voidable   solely   for   this			other transaction is not  void   or   voidable
reason, if						solely because the contract or transaction  is
							between   a   Nevada   corporation   and   its
(1) The material   facts   as   to the			director  if the fact of financial interest is
director's or are  disclosed  or   are			known   to   the   board   of   directors   or
known  to   the   board   of directors			committee,   and   the   board  or   committee
and    the   board   in   good   faith 			authorizes, approves or ratifies the  contract
authorizes the transaction; or				or   transaction  in  good  faith  by  a  vote
							sufficient for the purpose  without   counting
(2) The   material   facts   as to the			the vote of the interest director,   and   the
director's  or  officer's relationship			contract or transaction is  fair  as   to  the
or  interest and as to the contract or			corporation   as    the  time it is authorized
transaction are   disclosed   or   are			contract    or    transaction    between     a
known to the   shareholders   entitled			corporation  and 1 or more of its directors or
to   vote  thereon,  and  the contract			officers, or  the affiliates  or   between   a
or   transaction    is    specifically			corporation shall not be  void   or   voidable
approved in good faith  by   vote   of			solely for this reason, as well and sets forth
the shareholders; or					a process for authorization  or   ratification
							essentially similar to that of  the   Delaware
(3) The contract or   transaction   is			statutory requirements.
fair as to the corporation as  of  the
time it is authorized,   approved   or
ratified, by the board of directors, a
committee or the shareholders.



Delaware						Nevada

Expiration of Proxies


Section 212  of the  DGCL   provides   that		Under Section 78.355  of  the  NRS,  Nevada
proxies may  be valid for 3 years  unless a		law provides that proxies may not be  valid
longer period is provided in the proxy  and		for more than 6 months, unless the proxy is
may be made irrevocable so long as there is		coupled with an interest or the shareholder
an interest in the underlying security.			specifies that the proxy is to continue  in
							force for a longer period in which case the
							proxy may continue for up to 7 years.


Interest Shareholder Combinations

Subject to certain opt  out  provisions,		Section   78.438   of    the   Nevada   Revised
Section   203   of   the  DGCL generally		Statutes   prohibits   a   Nevada   corporation
provides   that "a corporation shall not		from engaging  in  any   business   combination
engage  in  any   business   combination		with   any  interest  stockholder  (any  entity
with  any  interest  stockholder  for  a		or  person  beneficially  owning,  directly  or
period of 3  years  following  the  time		indirectly, 10%  or  more  of  the  outstanding
that   such    stockholder   became   an		voting   stock   of  the  corporation  and  any
interest stockholder, unless (1)   Prior		entity or person affiliated with or controlling
to such time the board of directors   of		or controlled by any  of  these   entities   or
the    corporation     approved      the		persons)  for   a   period   of   three   years
transaction;  (2)   Upon   consummation,		following the   date   that   the   stockholder
the interested  stockholder   owned   at		became   an   interested    stockholder, unless
least 85% of the voting  stock  of   the		prior to that date, the board of  directors  of
corporation outstanding at the time  the		the   corporation   approved     either     the
transaction   commenced;   or   (3)  the		business   combination   or   the   transaction
board  of  directors  approves  and  the		that resulted  in  the   stockholder   becoming
action is authorized, by the affirmative		an   interested   stockholder.  Section  78.439
vote of  at   least   66  2/3%  of   the		provides  that   business   combinations  after
outstanding voting stock  which is   not		the   three   year   period  following the date
owned by the interest stockholder			that the  stockholder  becomes  an   interested
							stockholder   may   also  be  prohibited unless
							approved  by  the   corporation's  directors or
							other stockholders or unless  the   price   and
							temrs of the transaction  meet   the   criteria
							set forth in the statute.


Control Share Acquisitions

Delaware does not have a similar provision		Sections 78.378  through   78.3793   of   the
and the Merger may make it  more difficult 		Nevada Revised Statutes  limit   the   voting
for a person to acquire control  of   CEGI		rights  to  certain  acquired   shares  in  a
through acquisition of a majority  of  the		corporation.  The  provisions generally apply
shares issued.						to  any  acquisition  of  outstanding  voting
							securities of a Nevada corporation that   has
							200  or  more   stockholders, at least 100 of
							which  are  Nevada  residents,  and  conducts
							business    in      Nevada     (an   "issuing
							corporation") resulting in ownership  of  one
							of the following  categories  of  an  issuing
							corporation's   then    outstanding    voting
							securities: (i) 20% or  more  but  less  than
							23%; (ii) 23% or more but less  than 50%;  or
							(iii) 50% or more. The securities acquired in
							such  acquisition  are  denied  voting rights
							unless a majority  of  the  security  holders
							approve the granting of such  voting  rights.
							Unless an issuing corporation's articles   of
							incorporation  or   bylaws   then  in  effect
							provide  otherwise:   (i)  voting  securities
							acquired are also redeemable in  part  or  in
							whole  by   an  issuing  corporation  at  the
							average price paid for the securities  within
							30 days if the acquiring person has not given
							a timely information statement to an  issuing
							corporation  or  if the stockholders vote not
							to grant  voting  rights  to  the   acquiring
							person's securities,  and (ii) if outstanding
							securities and the security   holders   grant
							voting rights to such acquiring person,  then
							any  security  holder   who   voted   against
							granting  voting  rights  to  the   acquiring
							person may demand  the   purchase   from   an
							issuing corporation, for fair value,  all  or
							any portion of his securities.



Shareholder Actions Without Meeting

Section 228 of  the   DGCL   provides   that		Under Section 78.320 of   the  NRS,   Nevada
shareholder action can be taken if a consent		law provides that shareholder action can  be
or consents in writing,  setting  forth  the		taked without meeting if a  written  consent
action so taken,  shall  be  signed  by  the		thereto is signed by stockholders holding at
holders of outstanding stock having not less		least a majority of the voting power.
than   the  minimum  number  of  votes  that
would be necessary  to  authorize  or   take
such action at a meeting.







Anti-Takeover Effects of Certain Provisions of Nevada Law and Chang Jiang's Articles of Incorporation and Bylaws

      The SEC's Release No. 34-15230 requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. Certain provisions of Nevada's corporation law and Chang Jiang's Articles of Incorporation and Bylaws may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by stockholders. These provisions are summarized in the following paragraphs.

      Change in Capitalization. Chang Jiang's Articles of Incorporation will provide for authorized Common Stock of the Company in the amount of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock as contained in the Information Statement of the Company filed on May 6, 2008. The large number of authorized Common Stock shares may make it more difficult for, or prevent or deter a third party from acquiring control of our Company or changing our Board of Directors and management, as well as, inhibit fluctuations in the market price of our Company's shares that could result from actual or rumored takeover attempts.

      Blank Check Preferred Shares. Our board of directors may issue blank check preferred stock, which may affect the voting rights of our holders and could deter or delay an attempt to obtain control of us. We have authorized up to 10 Million shares of preferred stock that can be issued on such terms and conditions as established by our board of directors. We may, without stockholder approval, issue preferred stock with such voting rights, preferences and powers, as we deem fit. It is likely that the preferred shares, when and if issued, will carry super voting rights and other special rights that effectively allow our current management to retain control of Board of Directors. The preferred shares may rank ahead of the common stock to be issued to prospective purchasers in this offering. Preference may be given with respect to dividends, liquidation, and/or voting rights. Accordingly, issuance of shares of preferred stock could dilute the voting power of stockholders.

Limitation of Director Liability. Chang Jiang's Articles of Incorporation limit the liability of our directors (in their capacity as directors but not in their capacity as officers) to us or our stockholders to the fullest extent permitted by Nevada law. Specifically, our directors will not be personally liable for monetary damages for breach of a director's fiduciary duty as a director, except for liability: (a) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) under
Section 78.300 of the Nevada Revised Statutes, which relates to unlawful payments of dividends.

      Indemnification Arrangements. Our bylaws provide that our directors and officers be indemnified and provide for the advancement to them of expenses in connection with actual or threatened proceedings and claims arising out of their status as such to the fullest extent permitted by the Nevada Revised Statutes. We expect to enter into indemnification agreements with each of our directors and executive officers that provide them with rights to indemnification and expense advancement to the fullest extent permitted under the Nevada Revised Statutes.

      Removal of Directors and Filling of Vacancies. The increase in the number of votes required to remove a director from the Board of Directors and giving remaining directors the sole right to fill a vacancy on the Board of Directors may make it more difficult for, or prevent or deter a third party from acquiring control of our Company or changing our Board of Directors and management, as well as, inhibit fluctuations in the market price of our Company's shares that could result from actual or rumored takeover attempts.


      While it is possible that the management could use these provisions to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the stockholders, the Company did not intend to construct or enable any anti-takeover defense or mechanism on its behalf.
 The Company has no intent or plan to employ these provisions as anti-takeover devices and it does not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

ACCOUNTING TREATMENT

      The Reincorporation would be accounted for as a reverse merger under which, for accounting purposes, the Company would be considered the acquirer and the surviving corporation, Chang Jiang, would be treated as the successor to the Company's historical operations. Accordingly, the Company's historical financial statements would be treated as the financial statements of the surviving corporation.

NO REQUIREMENT FOR EXCHANGE OF STOCK CERTIFICATES

Following   effectiveness   of  the  Reincorporation  in  Nevada,   all   stock
certificates which represented shares of the Company's Common Stock shall represent ownership of Changjiang common stock. We will print new stock certificates for our common stock that reflect the name change and change in our state of incorporation, although shareholders will not be required to tender their old stock certificates for transfer. However, to eliminate confusion in transactions in the Company's securities in the over-the-counter market, management urges shareholders to surrender their old certificates in exchange for new certificates issued in the new name of the Company and has adopted a policy to facilitate this process. Each shareholder will be entitled to submit his or her old stock certificates (any certificates issued prior to the effective date of the change in the Company's state of incorporation) to the transfer agent of the Company, Island Stock Transfer, Inc., 100 Second Avenue South, Suite 705S, Tampa, FL 33701, Telephone 727-289-0010.The Company will not pay for issuing stock certificates in the name of a person other than the name appearing on the old certificate or for the issuance of new stock certificates in excess of the number of old certificates submitted by a shareholder. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).

   VOTING  SECURITIES


The record date of shareholders entitled to receive notice of this corporate action by the Company is the close of business on September 19, 2008. Each share is entitled to one vote on any matter that may properly come before the shareholders and there is no cumulative voting right on any shares. Under Delaware law, there are or may be dissenters' rights with respect to the merger action only to be taken by the Company, as set forth above.

All matters to be voted on require an affirmative vote of a majority of the issued and outstanding shares of the Company. The Company has solicited and received written consent of a majority in interest of stockholders (which is represented by not more than ten shareholders).


ITEM 2.  REVOCABILITY OF PROXY



Not Applicable




ITEM 3.  DISSENTERS' RIGHTS

      Under Delaware law, holders of our Common Stock are not entitled to dissenter's rights of appraisal with respect to the adoption of the Plan and our proposed Reincorporation.


REDOMICILE TO THE  STATE  OF  NEVADA



The Board of Directors has unanimously approved, and the shareholders have approved, by written consent of a majority of issued and outstanding shares of common stock of the Company, the merger of the Company with a newly created Nevada corporation under the name "China Changjiang Mining & New Energy Co., Ltd." (Changjiang ) for the purpose of re-domiciling the Company to the State of Nevada. In the following discussion of the merger, the term "Company" refers to the Delaware corporation of which you are currently a shareholder, and the term "Changjiang " refers to a newly formed corporation that is incorporated in the State of Nevada. The re-omicile will be effected by merging the Company with and into Changjiang, which will be the survivor of the merger. After the merger, shareholders will continue to own an interest in a company that will be engaged in the same business that the Company was engaged in before the merger. Shareholders' proportionate ownership and
relative  voting  rights will not change  as   a  result  of  the  merger.  The
Agreement and Plan of Merger between the Company and Changjiang is the legal document that governs the merger (a copy of this agreement is available upon request from the Company). The articles of incorporation and bylaws of the new Nevada corporation are also available upon request from the Company.

REASONS  FOR  THE  REDOMICILE.

The  Company   believes  that  Nevada  law  will  provide  greater  efficiency, predictability and flexibility in its legal affairs than is presently available under Delaware law. Nevada has adopted comprehensive and flexible corporate laws. The Nevada legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law and changes in business circumstances. In addition, the Nevada Secretary of State is particularly flexible, expert and responsive in its administration of the filings required for corporate
transactions.   In   addition,  a  change  in  domicile  offers  the  following advantages:


(a)  There  is  no  corporate  income  tax  in  Nevada;



(b)  There  is  no  taxation  on  corporate  shares  in  Nevada;  and



(c)  There  is  no  annual  franchise  tax  in   Nevada.  Due  to the assets of
the Company, the potential annual franchise taxes to the state of Delaware could exceed $200,000.



RE-DOMICILE  PROCEDURE.



The Company's re-domicile as a Nevada corporation will be effected by merging the Company with and into China Changjiang Energy (China). Changjiang will be the surviving corporation following the merger. Changjiang has not engaged in any activities except in connection with the proposed merger transaction. The mailing address of its principal executive offices and its telephone number are the same as those of the Company. When the merger is complete, each outstanding share of common stock of the Company will be automatically converted into one share of common stock of Changjiang
..

It will not be necessary for shareholders of the Company to exchange their existing stock certificates for new certificates. The Company and its
registrar  will   make   the  appropriate  revisions.  Shareholders   may   use
their current certificates or may submit the certificates to the transfer agent for replacement. If shareholders surrender a certificate representing the Company shares for exchange or transfer and new certificates are to be issued in a name other than that appearing on the surrendered certificate, the surrendered certificate must be accompanied by (1) all documents required to evidence and effect the transfer and (2) evidence that any applicable stock transfer taxes have been paid.

Following   the  merger, certificates bearing the name of Changjiang   will  be
issued in the normal course upon surrender of outstanding the Company certificates for new issuances, transfer or exchange.

CONDITIONS TO CONSUMATION OF THE REDOMICILE

The   merger  will   not   be   completed   unless,  among  other  things,  the
following conditions  are  satisfied  or,  if  allowed  by  law,  waived:

(a)  The   merger   is   approved  by  the  requisite  vote  of shareholders of
the Company,  which  has  already  occurred;  and

(b) None of the parties to the Agreement and Plan of Merger is subject to any decree, order or injunction that prohibits the consummation of the merger. There are no regulatory approvals needed for the merger.

AMENDMENT OR TERMINATION.

The Agreement and Plan of Merger may be amended, modified or supplemented at any time before or after its adoption by the shareholders of the Company. However, after adoption, no amendment, modification or supplement may be made or affected that requires further approval by the Company shareholders without obtaining that approval. The Board of Directors of the Company may terminate the Agreement and Plan of Merger and abandon the merger at any time before its effectiveness.

EFFECTIVE TIME.

The Company anticipates that the merger will become effective promptly following twenty days after filing of a Definitive Information Statement with the Securities and Exchange Commission. The merger of the Company with and into North American Gaming and Entertainment Corporation, if not terminated by its Board of Directors, will become effective upon the filing of Articles of Merger with the Nevada Secretary of State; unless a later effective time is specified in this filing. Articles of Merger are also required to be filed with the Delaware Secretary of State.

REQUIRED VOTE.

The merger requires the affirmative vote of the holders of a majority of the outstanding Company common stock.


CERTAIN FEDERAL INCOME TAX CONSIDERATIONS


The following discussion describes certain material federal income tax considerations relating to the proposed share exchange. This discussion is based upon the Internal Revenue Code, existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.


This discussion may not address federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to stockholders who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.


STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCE OF THE REVERSE STOCK SPLIT FOR THEM, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

      The Company has not requested and will not request a ruling from the Internal Revenue Service, nor has the Company requested or received a tax opinion from an attorney, as to the various tax consequences of the Reincorporation in the State of Nevada. The Company is structuring the Reincorporation in an effort to obtain the following consequences:

(a)
      the Reincorporation of the Company in the State of Nevada to be accomplished by a merger between the Company and Chang Jiang, will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986;

(b)
      no gain or loss for federal income tax purposes will be recognized by shareholders of the Company on receipt by them of the common stock of Changjiang in exchange for shares of the Company's Common Stock;

(c)
      the basis of the Changjiang common stock received by shareholders of the Company in exchange for their shares of the Company's Common Stock pursuant to the Reincorporation in the State of Nevada will be the same as the basis for the Company's Common Stock; and

(d)
      the holding period for the Changjiang common stock for capital gains treatment received in exchange for the Company's Common Stock will include the period during which the Company's Common Stock exchanged therefor is held.





The tax consequences to shareholders of the acquisition may be affected by their particular circumstances and by the applicability to them of one or more special rules like those which apply to dealers in securities, foreign persons, mutual funds, insurance companies and persons who do not hold their shares as capital assets. Therefore, the Company urges shareholders to consult their own tax advisor concerning the effect of the acquisition upon them, including the effect of any state, local or other tax to which they may be subject. An opinion of tax counsel will not be provided to shareholders.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reincorporation may not be the same for all shareholders. It should be noted that the foregoing positions are not binding on the Internal Revenue Service, which may challenge the tax-free nature of the Reincorporation in the state of Nevada. A successful challenge by the Internal Revenue Service could result in taxable income to the Company, Chang Jiang, and our shareholders, as well as other adverse tax consequences. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REINCORPORATION.


SECURITIES ACT CONSEQUENCES

  Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger that has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate
registration of shares of common stock of Changjiang   will not be required.



EFFECT  OF  MERGER.

The  effect  of  the  merger  will  be  that  the  new corporation will succeed to, without other transfer, and will possess and enjoy all rights, privileges, powers and franchises, and be subject to all restrictions, disabilities and duties of each of two constituent corporations, and the rights, privileges, powers and franchises of each of corporations, and all property, real, personal and mixed, and all debts to either of the constituent corporations shall be vested in the continuing corporation. In addition, all rights of creditors and all liens on any property of each of constituent corporations will be preserved unimpaired, limited to property affected by the liens at time of merger, and all debts, liabilities and duties of constituent corporations will attach to the continuing corporation, and may be enforced against it to the same extent as if debts, liabilities and duties had been incurred or contracted by it.

PREPARATION  FOR  THE  MERGER.


In preparation for this change, a Nevada corporation named "CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD." will be established. The Board of Directors believes it is in the best interests of the Company to take advantage of the new identity by adopting the new corporate name. In connection with this name change, the Company will file a 10b-17 notification to FINRA and the OTC Bulletin Board to request that a new trading symbol will be assigned to the common stock of the Company. This newly created Nevada corporation has not issued any capital stock. Its capital structure will authorize 100 Million shares of common stock, par value $0.001 and Ten Million shares of preferred stock, par value $0.001. It has the same directors and officers as the Company. Its principal place of business is the same as that of the Company, and is expected to remain in that location:

Fifth Floor, High-Tech Mansion, Gaoxin Road,
Xi'An, Shaanxi Province 710075

Item 5. MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND SMALL BUSINESS ISSUER PURCHASES OF EQUITY SECURITIES



The Company's Common Stock is traded over-the-counter and quoted from time to time in the OTC Bulletin Board under the trading symbol "NAGM.OB". Consequently, there is currently no established public trading market for the Company's Common Stock. The following table sets forth the range of high and low bid prices as reported by the OTC Bulletin Board for the periods indicated. Such quotations represent inter-dealer prices without retail markup, markdown, or commission, and may not necessarily represent actual transactions


  CALENDAR YEARS      BY QUARTER         BID PRICE
-----------------   --------------   ---------------
                                      HIGH      LOW
                                     ------    -----

    2007               First          0.023     0.08
                       Second         0.023     0.48
                       Third           0.03     0.10
                       Fourth          0.02    0.065


    2008               First         $ 0.04   $0.025
                       Second         0.035   0.0125




ITEM  6.  VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS  THEREOF




SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


        The following table sets forth certain information regarding the beneficial ownership of our common stock, as of the Closing Date, by (i) each person, including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who is known by us to own beneficially 5% or more of our preferred and common stock, (ii) each of our directors and named executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, all persons listed below have sole voting power and investment power with respect to the shares owned by them.


SERIES C PREFERRED STOCK OWNERSHIP

NAME AND ADDRESS 		AMOUNT AND NATURE	    PERCENTAGE
OF BENEFICIAL OWNER (1)    OF BENEFICIAL OWNERSHIP (2)(3)
-----------------------    ------------------------------   -----------

CHEN WEI DONG                          499,630                 96%






VOTING POWER OF SERIES C PREFERRED STOCK OWNERSHIP AND BENEFICIAL OWNERSHIP ASSUMING FULL CONVERSION OF ALL PREFERRED SHARES AND GIVING EFFECT TO A ONE FOR TEN REVERSE STOCK SPLIT


  NAME AND ADDRESS 		 AMOUNT AND NATURE	    PERCENTAGE
OF BENEFICIAL OWNER (1)    OF BENEFICIAL OWNERSHIP (2)(3)
-----------------------    ------------------------------   ----------


(ClassSeries C Preferred Stock )
CHEN WEI DONG                            608,549                  1%
ZHANG HONG JUN                        35,174,152               57.8%
WANG SHENG LI                          7,442,558              12.23%
LI PING                                6,079,408               9.99%
TIAN HAI LONG                          6,079,408               9.99%
XU WEI                                         0                   0
CHEN MIN                               5,470,859               8.99%
OFFICERS AND DIRECTORS
 AS A GROUP (6PERSONS)                60,854,934	        100%








(See Footnotes Below)

(1) The address for each beneficial owner is attached. Each of these persons can also be reached through the Company's address which is listed c/o North American Gaming and Entertainment Company, Fifth Floor, High-Tech Mansion, Gaoxin Road, Hi-tech Zone, Xi'an P.R. China.
      Chen Wei Dong, Address: BeitangXi'Ang 11#, Linwei District, Weinan City, Shaanxi, China. Xu Wei Address: Xi'An Ning Zhong Lu 5#, Xi'an, Shaanxi, China Zhang Hong Jun, Address: Duqiao Paichusuo, Xiyi Road, Linwei District, Weinan City, Shaanxi, China. Wang Sheng Li, Address: Yun Yang, Jin Yang Xi' An, Wei Nan City, Shaanxi, China. Li Ping Address: Jie Fang Lu 132#, Wei Nan City, Shaanxi, China Tian Hai Long, Address:, Sinancun Erzu, Jiaqv Xiang Lin Wei District, Wei Nan City, Shaanxi, China.

(2) As used herein, a person is deemed to be the "beneficial owner" of a security if he or she has or shares voting or investment power with respect to such security, or has the right to acquire such ownership within sixty (60) days. As used herein, "voting power" includes the power to vote or to direct the voting of shares, and "investment power" includes the power to dispose or to direct the disposition of shares, irrespective of any economic interest therein.



(3) Except as otherwise indicated by footnote, the persons named in the table have sole voting and investment power with respect to all Common Stock beneficially owned by them.


VOTE REQUIRED FOR APPROVAL


Section 240 and 242 of the General Corporation Laws of Delaware provides an outline of the scope of the amendments of the Certificate of Incorporation allowed a Delaware Corporation. This includes the amendments discussed herein. The procedure and requirements to effect a change in the number of issued and authorized shares of stock of a Delaware corporation are set forth in Sections 228, 240 and 242 providing that such a change must be adopted by the Board of Directors upon obtaining the approval of a majority of the stockholders.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY


INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON


No director, executive officer, director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to the Company's Certificate of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.


If you have any questions regarding the matters discussed herein, please contact our U. S. counsel, Charles W. Barkley at 6201 Fairview Rd. Suite 200 Charlotte, NC 28210, telephone number (704) 944-4290.

PRICE  RANGE  OF  COMMON  STOCK  AND  DIVIDENDS


The Company's Common Stock is traded over-the-counter and quoted from time to time in the OTC Bulletin Board under the trading symbol "NAGM.OB". Consequently, there is currently no established public trading market for the Company's Common Stock. The following table sets forth the range of high and low bid prices as reported by the OTC Bulletin Board for the periods indicated. Such quotations represent inter-dealer prices without retail markup, markdown, or commission, and may not necessarily represent actual transactions

CALENDAR YEARS         BY QUARTER        BID PRICE
--------------         ----------      --------------
                                        HIGH     LOW
                                       -----    -----

 2007                  First           0.023    0.08
                       Second          0.023    0.48
                       Third            0.03    0.10
                       Fourth           0.02   0.065


 2008                  First           $0.04  $0.025
                       Second          0.035  0.0125

Dividend  Policy

All   shares  of  common  stock  are  entitled  to  participate  proportionally in dividends if our Board of Directors declares them out of the funds legally available. These dividends may be paid in cash, property or additional shares of common stock. We have not paid any dividends since our inception and presently anticipate that all earnings, if any, will be retained for development of our business. Any future dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Our Shares are "Penny Stocks" within the Meaning of the Securities Exchange Act of 1934
Our  Shares  are  "penny  stocks"  within  the  definition  of   that  term  as
contained in the Securities Exchange Act of 1934, generally equity securities with a price of less than $5.00. Our shares will then be subject to rules that impose sales practice and disclosure requirements on certain broker-dealers who engage in certain transactions involving a penny stock.

Under the penny stock regulations, a broker-dealer selling penny stock to anyone other than an established customer or "accredited investor" must make a special suitability determination for the purchaser and must receive the purchaser's written consent to the transaction prior to the sale, unless the broker-dealer is otherwise exempt. Generally, an individual with a net worth in excess of $1,000,000 or annual income exceeding $200,000 individually or $300,000 together with his or her spouse is considered an accredited investor. In addition, unless the broker-dealer or the transaction is otherwise exempt, the penny stock regulations require the broker-dealer to deliver, prior to any transaction involving a penny stock, a disclosure schedule prepared by the Securities and Exchange Commission relating to the penny stock market. A broker-dealer is also required to disclose commissions payable to the broker-dealer and the Registered Representative and current bid and offer quotations for the securities. In addition a broker-dealer is required to send monthly statements disclosing recent price information with respect to the penny stock held in a customer's account, the account's value and information regarding the limited market in penny stocks. As a result of these regulations, the ability of broker-dealers to sell our stock may affect the ability of
Selling  Security  Holders  or  other  holders  to  sell  their  shares  in the secondary market. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker-dealer make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction.


These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. These additional sales practice and disclosure requirements could impede the sale of our securities, if our securities become publicly traded. In addition, the liquidity for our securities may be adversely affected, with concomitant adverse affects on the price our securities. Our shares may someday be subject to such penny stock rules and our shareholders will, in all likelihood, find it difficult to sell their securities.



ITEM  7.  DIRECTORS  AND  EXECUTIVE  OFFICERS

ELECTION  OF  DIRECTORS
At the Meeting, the successors to the current Board of Directors will be elected for a term of office. Each term shall commence immediately and continue for one year unless replaced. The nominee directors who are chosen to fill vacancies on the Board shall hold office until the next election for which those nominee directors are chosen, and until their successors are duly elected by the stockholders.

The following table sets forth the existing officers and directors of the Company.




   DIRECTOR   	AGE     POSITION AND OFFICE TO BE HELD WITH THE COMPANY
NAME OF PERSON
--------------  ---     -----------------------------------------------
Chen Wei Dong 	38 	President, Chief Executive Officer and Chairman
			of the Board
Xu Wei        	32 	Chief Financial Officer
Zhang Hong Jun	41 	Director
Wang Sheng Li 	41 	Director
Li Ping        	32 	Director
Tian Hai Long 	35 	Director


Each director of the Company will serve until its next annual shareholders' meeting and until his successor is appointed. Subject to employment agreements that they may have, the officers serve at the discretion of the board of directors of the respective companies.

BIOGRAPHICAL INFORMATION OF-OFFICERS AND DIRECTORS OF THE COMPANY

Listed below is biographical information for each of the foregoing designated new directors and officers of the Company following the Exchange, including their principal occupations during the past five (5) years and other affiliations:

CHEN WEI DONG - President and Chief Executive Officer

Mr. Chen serves as our President and Chief Executive Officer and as a Director. Mr. Chen was named as Chairman of Changjiang Petroleum in March 2006. Prior to that, he was General Manager of Du Kang Trading Company from 2001 to 2006 and was a Bank Director of Branch Bank of China Agriculture Bank from May 1991 to January 2001. He served in the army of the People's Republic of China from October 1985 to March 1990. Mr. Chen studied in Northern West University Management School, majoring in Enterprise Management.

XU WEI - Chief Financial Officer

Ms. Wei was named as CFO of Changjiang Petroleum Energy Development Stock Co. Ltd. in March 2006. From 1900 to 1998, she was deputy section chief of the accounting department of Shaanxi Weinan Textile Factory. In 1999, she worked in Shaanxi Hui Huang Construction and Building Material Company as manager of the accounting department. She passed the Adult Self Study Examination in Shaanxi Province in 1990 with a major in Accounting.

ZHANG HONG JUN - Director

Mr. Zhang was named as a director of Changjiang Petroleum in April 2006. Prior to that, he was Chairman and CEO of Shaanxi Baishui Dukang Liquor Co. since 2002-2005. He is the Executive Commissioner of Shaanxi Federation of Industry & Commerce, an academician of the China Academy of Management of Science, the Shaanxi Deputy of the National People's Congress, Shaanxi Executive Commission of the Political Consultation Committee, the Vice Chairman of Wei Nan Federation of Industry & Commerce, the Vice Chairman of Beijing Federation of Shaanxi Commerce and the Chairman of Shaanxi Du Kang Alcohol Co. Ltd. Education.

On April 2, 2007, Mr. Zhang was named as Executive Commission of Shaanxi Federation of Industry & Commerce, academician of China Academy of Management of Science, Shaanxi Deputy of the NPC, Shaanxi Executive Commission of the Political Consultation Committee, Vice Chairman of Wei Nan Federation of Industry & Commerce, Vice Chairman of Beijing Federation of Shaanxi Commerce and named as Chairman of Shaanxi Du Kang Alcohol Co. Ltd.

He received his MBA from the China Academy of Management of Science.

WANG SHENG LI - Director

Mr. Wang was named a director of Changjiang Petroleum in March 2006. Prior to that, he was the manager of Xi Deng Hui Alcohol Co. Ltd. from 1998 to 2006. He studied in Xi'an Petroleum University Electron Construction School from 1995 to 1998, majoring in computers.

LI PING - Director

Mr. Li was named a director of Changjiang Petroleum in March 2006. He was an officer of Wei Nan branch company of China Life Insurance Company from 2000 to 2005. Mr. Li studied in the Shaanxi Finance and Economics from 1994 to 1996, majoring in Finance and Economics Management.

TIAN HAI LONG - Director

Mr. Tian was named as director of Changjiang Petroleum in March 2006. He was the sales manager of Xi Deng Hui Alcohol Co. Ltd. from 1998 to 2006. He studied in the West Industry University Electronic Information School, majoring in e-commerce.



Item 8.     EXECUTIVE COMPENSATION

No compensation was awarded to, earned by, or paid to any executive officer or director of the Company during the years 2007, 2006, and 2005.

The following table and the accompanying notes provide summary information for each of the last three fiscal years concerning cash and non-cash compensation paid or accrued.


SUMMARY COMPENSATION TABLE



Name and                               Year	Salary	Bonus       Other        Restricted      Securities    LTIP   Other
Principal Position                                (5)   	    Annual         Stock         Underlying   Payouts
                                        ($)       ($) 	 ($)      Compensation    Award(s)        Options       ($)    ($)
                                                             	      ($)           ($)             (#)
				       ------   ------  -----     ------------   ----------      ----------   ------- -----

Chen Wei Dong                          2005          0      0                0            0               0         0     0
(Chariman of board & CEO)              2006        675      0                0            0               0         0     0
                                       2007          0      0                0            0               0         0

Xu Wei, CFO                            2005          0      0                0            0               0         0     0
                                       2006        257      0                0            0               0         0     0
                                       2007          0      0                0            0               0         0     0

Yang Yi Jun                            2005          0      0                0            0               0         0     0
                                       2006        406      0                0            0               0         0     0
                                       2007          0      0                0            0               0         0     0

E. H.  				       2005          0      0                0            0               0         0     0
Hawes				       2006          0      0                0            0               0         0     0
                                       2007          0      0                0            0               0         0     0


Richard                                2005          0      0                0            0               0         0     0
Crane                                  2006          0      0                0       28,000               0         0     0
                                       2007          0      0                0            0               0         0     0

   1. Compensation paid in RMB has been converted at the rate of $1 USD = 7.398 RMB.

   2. Mr. Crane was granted options on January 20, 2000 to purchase 1,000,000 shares of common stock at an exercise price of $.03125 per share, the approximate fair market value on such date, with such options vesting immediately and having a term of five years from the date of grant. In March 2006, the options were extended for an additional five year period, expiring March 29, 2011. This resulted in compensation expense of $28,000, representing the estimated fair value of these options at the date these options were extended. The options were fully vested at the date of this award.

   3. The Company reimburses the directors for their expenses (if any) incurred in connection with their duties as directors.
   4. No cash compensation has been paid to any of our directors during these periods other than the stock option grants which were commenced in 2000 and extended in 2005... The compensation of the Board of Directors has not been established by any policy or amount. We have no standard arrangements under which we will compensate our directors for their services provided to us.


EMPLOYMENT AGREEMENTS

The Company has no employment agreements.


Compliance  with  Section   16(a)  of  the  Securities  Exchange  Act  of  1934
Section 16(a) of the Exchange Act, requires the Company's officers, directors and persons who beneficially own more than ten percent of the Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

Audit  Committee

Pre-Approval  Policy  for  Audit  and  Non-Audit  Services

We do not have a standing audit committee, and the full Board performs all functions of an audit committee, including the pre-approval of all audit and non-audit services before we engage an accountant. All of the services rendered to the Company by our auditors were pre-approved by our Board of Directors.

We are presently working with our legal counsel to establish formal pre-approval policies and procedures for future engagements of our accountants. The new policies and procedures will be detailed as to the particular service, will require that the Board or an audit committee thereof be informed of each service, and will prohibit the delegation of pre-approval responsibilities to management. It is currently anticipated that our new policy will provide (i) for an annual pre-approval, by the Board or audit committee, of all audit, audit-related and non-audit services proposed to be rendered by the independent auditor for the fiscal year, as specifically described in the auditor's engagement letter, and (ii) that additional engagements of the auditor, which were not approved in the annual pre-approval process, and engagements that are anticipated to exceed previously approved thresholds, will be presented on a case-by-case basis, by the President or Chief Financial officer for pre-approval by the Board or audit committee, before management engages the auditors for any such purposes. The new policy and procedures may authorize the Board or audit committee to delegate, to one or more of its members, the authority to pre-approve certain permitted services, provided that the estimated fee for any such service does not exceed a specified dollar amount (to be determined). All pre-approvals shall be contingent on a finding, by the Board, audit committee, or delegate, as the case may be, that the provision of the proposed services is compatible with the maintenance of the auditor's independence in the conduct of its auditing functions. In no event shall any non-audit related service be approved that would result in the independent auditor no longer being considered independent under the applicable rules and regulations of the Securities and Exchange Commission.



ITEM  9.  INDEPENDENT  PUBLIC  ACCOUNTANTS

The company filed a form 8-k on August 13, 2008 which was amended on September 12, 2008.

On August 11, 2008, NAGM engaged Brock, Schechter & Polakoff, LLP ("Brock") of Buffalo, New York as the Registrant's independent accountants to report on the Registrant's consolidated balance sheet as of December 31, 2008, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended. BROCK has also been engaged to review the interim report on our financial statements for the period ended June 30, 2008. The decision to appoint Brock was approved by the Registrant's Board of Directors.

During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Brock, neither the Registrant nor anyone on the Registrant's behalf consulted with Brock regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

The Company hereby incorporates by reference any of the information required by paragraph (d) of this Item, that is contained in the Company's Form 10-KSB, filed with the Securities and Exchange Commission on April 30, 2008. A copy of that Form 10-KSB has been attached to this Information Statement.



ITEM 11.  AUTHORIZATION  OR  ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

No action is to be taken by the Company with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the Company except in exchange for outstanding securities of North American Gaming and Entertainment Corporation in order to redomicile in the state of Nevada as set forth in
Item  3  above.



ITEM 12.  MODIFICATION  OR  EXCHANGE  OF  SECURITIES

No   action  is  to be taken by the Company with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the Company except in exchange for outstanding securities of North American Gaming and Entertainment Corporation in order to redomicile in the state of Nevada as set forth in
Item  3  above.



ITEM 13.  FINANCIAL  AND  OTHER  INFORMATION

The Company hereby incorporates by reference any of the information required by paragraph (a) of this Item, that is contained in the annual report to security holders and the Company's Form 10KSB filed with the Securities and Exchange Commission on April 15, 2008, and interim reports filed on Form 10QSB for the periods ended March 31, 2008, and June 30, 2008.



ITEM 14.  MERGERS,  CONSOLIDATIONS,  ACQUISITIONS  AND  SIMILAR  MATTERS

The Company expects to take action to authorize the merger with North American Gaming and Entertainment Corporation to re-domicile in the state of Nevada as set forth in Item 3 above.



ITEM 15.  ACQUISITION  OR  DISPOSITION  OF  PROPERTY

No action is to be taken by the Company with respect to the acquisition or disposition of any property.



ITEM 16.  RESTATEMENT  OF  ACCOUNTS

No   action  is to be taken by the Company with respect to the  restatement  of any asset,  capital,  or  surplus  account  of  the  Company.



ITEM 17.  ACTION  WITH  RESPECT  TO  REPORTS

No  action   is   to   be  taken  by  the Company with respect to any report of
the Company or of its directors, officers, or committees or any minutes of a meeting of its security holders.



ITEM 18.  MATTERS  NOT  REQUIRED  TO  BE  SUBMITTED

No action is to be taken by the Company with respect to any matter which is not required to be submitted to a vote of security holders. Management does not know of any other matters which may come before this meeting. However, if any other matters are properly presented to the meeting, it is the intention of the officers and directors named in the accompanying information statement to vote, or otherwise act, in accordance with their judgment on such matters.



ITEM 19.  AMENDMENT  OF  ARTICLES,  BYLAWS  OR  OTHER  DOCUMENTS

No action will be taken by the Company with respect to the restatement and amendment of the existing articles of the Company, but the articles will effectively be replaced by the Articles of North American Gaming and Entertainment Corporation, a Nevada corporation, upon consummation of the intended re-domicile to Nevada. The name of the company will effectively be changed from "North American Gaming and Entertainment Corporation" to "China Changjiang Mining & New Energy Co., Ltd" Copies of the Articles of Incorporation of China Changjiang Mining & New Energy Co., Ltd will be made available upon request by contacting the Company in writing.



ITEM 20.  OTHER  PROPOSED  ACTION

No   action  is  to  be  taken  by  the  Company on any matter not specifically referred to  in  this  Schedule .

On May 6, 2008 we filed a definitive Information statement setting forth various corporate actions to increase the authorized capital, convert preferred shares and effect a reverse stock split. Our counsel believes that the delivery of notice may have been defective so we are re-sending the notice for that Information Statement contemporaneously herewith. The actions set forth will be taken at the same time as the re-domestication is completed.



ITEM 21.  VOTING  PROCEDURES

As set forth above in the discussion of the re-domicile to Nevada.



ITEM 22.  INFORMATION  REQUIRED  IN  INVESTMENT  COMPANY  PROXY  STATEMENT

Not  applicable.

   THIS INFORMATION STATEMENT IS PROVIDED TO YOU FOR INFORMATION PURPOSES ONLY. NO ACTION ON YOUR PART IS SOUGHT OR REQUIRED.


By order of the Board of Directors

December 2, 2008

/s/  Chen Wei Dong
------------------
Chen Wei Dong, President